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                                USABanc.com, Inc.
                                STOCK OPTION PLAN
    Approved by the Board of Directors May 19, 1999, subject to shareholder approval


     1. Purpose. USABanc.com, Inc. (the "Company") hereby adopts the amended and restated USABanc.com, Inc. Stock Option Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by officers and other employees of the Company or any Affiliate (as defined below), non-employee members of the Board of Directors (as defined below) and independent contractors and other consultants of the Company and its Affiliates, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Class A Common Stock, par value $1.00 per Share (the "Common Stock").

     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

        "Act" means the Securities Act of 1933, as amended.

        "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

        "Award Limit" means 125,000 shares of Common Stock.

        "Board of Directors" means the Board of Directors of the Company.

        "Change of Control" shall have the meaning as set forth in Section 10 of the Plan.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" shall have the meaning set forth in Section 3 of the Plan.

        "Company" means USABanc.com, Inc., a Pennsylvania business corporation.

        "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

        "Disinterested Director" shall mean a member of the Board of Directors of the Company who is "disinterested" within the meaning of Rule 16b-3.


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        "Fair Market Value" shall have the meaning set forth in Subsection 8(b)
of the Plan.

        "Family Transfer" shall mean a transfer described in Subsection 8(f) of the Plan.

        "Grantee" shall mean a person to whom an Option has been granted pursuant to the Plan.

        "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

        "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

        "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

        "Optionee" means a person to whom an option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

        "Option Document" means the document described in Section 8 or Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

        "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.

        "Plan" means the Amended and Restated USABanc.com, Inc. Stock Option Plan, as amended from time to time.

        "Rule 16b-3 means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

        "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-l (f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

        "Shares" means the shares of Common Stock of the Company which are the subject of Options under the Plan.

     3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company if all members of the Board of Directors are Disinterested Directors; provided, however, that if all members of the Board of Directors are Disinterested Directors, the Board of Directors may designate a committee or committee(s) of the Board of Directors composed of two or more directors to administer the Plan with respect to the Section 16 Officers, directors, and/or key employees. If any of


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the members of the Board of Directors are not Disinterested Directors, the
Board of Directors shall (i) designate a committee composed of two or more of directors, each of whom is a Disinterested Director (the "Disinterested Director Committee"), to operate and administer the Plan in its stead, or (ii) designate two committees to operate and administer the Plan in its stead, a Disinterested Director Committee to operate and administer the Plan with respect to the Company's Section 16 Officers and the directors who are not members of the Disinterested Director Committee, and another committee composed of two or more directors (which may include directors who are not Disinterested Directors) to operate and administer the Plan with respect to persons other than Section 16 Officers or directors or (iii) designate a Disinterested Director Committee to operate and administer the Plan with respect to the Company's Section 16 Officers and directors (other than those directors serving on the Disinterested Director Committee) and itself operate and administer the Plan with respect to persons other than Section 16 Officers or directors. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With the exception of the timing of grants of Options, the price at which Shares may be purchased and the number of Shares covered by Options granted to each member of the Disinterested Director Committee, all of which shall be determined pursuant to Section 9, the other provisions set forth herein, as it pertains to members of the Disinterested Director Committee, shall be administered by the Board of Directors. Notwithstanding the foregoing, in the event the Board of Directors does not have at least two Disinterested Directors, the Plan shall be administered by a committee consisting of those members of the Board of Directors who are designated by the Board of Directors to serve in that capacity.

       (a) Meetings. The Committee shall hold meetings at such times and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board of Directors.

       (b) Grants. Except with respect to options granted to non-employee members of the Board of Directors pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, the times at which, and the price at which Options shall be granted, (ii) determine the type of Option to be granted and the number of Shares subject thereto and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into


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account the nature of the Grantee's services and responsibilities, the
Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to non-employee members of the Board of Directors under Section 9 shall be made exclusively in accordance with the provisions of Section 9. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

       (c) Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office under Subchapter B of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as amended, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Subsection 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.

       (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled, without further action on his part, to indemnification from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

     4. Options under the Plan. Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO, or a combination thereof, at the discretion of the Committee, except as provided in Section 9.

     5. Eligibility. All officers, other employees, members of the Board of Directors, independent contractors and consultants of the Company or an Affiliate shall be eligible to receive Non-qualified Stock Options hereunder. Only employees (as determined in accordance with the withholding tax rules of Section 3401(c) of the Code) are eligible to receive ISOs.

     6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is 771,870, subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and


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unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan. The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to options which are canceled continue to be counted against the Award Limit and if, after the grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option, and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

     7. Term of the Plan. The Plan, as amended and restated, is effective as of May 19, 1999, the date on which it was adopted by the Board of Directors, subject to the approval (within twelve (12) months before or after the date the Plan is adopted) by a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting, by the unanimous consent in writing of the shareholders or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval within twelve months of the date the Plan is adopted. No Option may be granted under the Plan after the earlier of May 18, 2009 or ten (10) years from the date the Plan is approved by the shareholders.

     8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 8 shall not be applicable to Options granted to non-employee members of the Board of Directors under Section 9, except as otherwise provided in Subsection 9(c).

       (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan.


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        (b) Option Price. Each Option Document shall state the Option Price which shall in all events be at least 100%; of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines acting in good faith.

        (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Act), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act) , (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any option granted hereunder until any of the events described in this sentence has occurred.


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        (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash,
(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an option as it deems appropriate.

        (e) Termination of Options.

            (i) No Option shall be exercisable after the first to occur of the following:

                (A) Expiration of the Option term specified in the Option Document;

                (B) Ten (10) years from the date of grant, or five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                (C) Expiration of three months from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason;

                (D) Except to the extent otherwise provided in an Optionee's Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

                (F) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

            (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), or to a date that is no later than five years from the date the Option would have otherwise terminated, whichever date occurs first, provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

            (iii) Notwithstanding anything to the contrary contained in the Plan or an Option Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

        (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock option may be transferred pursuant to the terms of a (i) "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, and (ii) the Committee may provide, in an Option Document, that an Optionee may transfer Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Optionee receives no consideration for a Family Transfer and the Option Documents relating to Options transferred in a Family Transfer continue to be subject to the same terms and conditions that were applicable to such options immediately prior to the Family Transfer.

        (g) Holding Period. No Option granted under the Plan may be exercised before the later of (i) the expiration of six months from the date of grant or
(ii) the expiration of such greater period of time as may be specified in the Option Documents.


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

        (h) Limitation on ISO Grants. To the extent that the aggregate Fair Market Value of stock with respect to which ISOs issued under the Plan and incentive stock options issued under any other incentive stock option plan of the Company or its Affiliates are exercisable for the first time by any individual during any calendar year exceeds $100,000, such ISOs shall be treated as Non-qualified Stock Options issued under the Plan. For purposes of this subsection 8(h), the Fair Market Value of stock shall be determined as of the date of grant of the ISO or other incentive stock option.

        (i) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

        (j) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(E) or Section 10 of the Plan, as applicable.

     9. Special Provisions Relating to Grants of Options to non-employee members of the Board of Directors. Options granted pursuant to the Plan to non-employee members of the Board of Directors shall be granted in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

        (a) Timing of Grants; Number of Shares Subject of Options; Exercisability of Options; Option Price. Each non-employee member of the Board of Directors may be granted options to purchase Shares at such time and in such amount as the Committee determines in its complete discretion; provided, however, that grants to members of the Committee shall be made, if at all, pursuant to a determination of a majority of the members of the entire Board of Directors. Each such Option shall be a Non-qualified Stock Option. The Option Price shall be at Fair Market Value with respect to all other Options granted under this Section 9.

        (b) Termination of Options Granted Pursuant to Section 9. All Options granted pursuant to this Section 9 shall be exercisable until the first to occur of the following:

            (i) Expiration of ten (10) years from the date of grant;

            (ii) Expiration of three (3) months from the date the Optionee's service as a member of the Board of Directors terminates for any reason other than Disability or death; provided, however that if the Optionee dies within three years following the date the Optionee's service as a member of the Board of Directors terminates as a result of disability, retirement or resignation without having fully exercised the option, the Optionee's executors, administrators, legatees or distributees of his or her estate shall have the right to exercise the Option during the twelve month period following Optionee's death, but only to the extent such Option could have been exercised by the Optionee had the optionee continued to serve as a non-employee member of the Board of Directors during such period; or

            (iii) Expiration of one (1) year from the date the Optionee's service as a director terminates due to the Optionee's Disability or death.

        (c) Applicability of Provisions of Section 8 to Options Granted Pursuant to Section 9. The following provisions of Section 8 shall be applicable to options granted pursuant to this Section 9: Subsection 8(a)(provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options); the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in shares of Company Common Stock); Subsection 8(f); and Subsection 8(i).

        (d) Election to Waive Grant. Any person who would otherwise be granted an Option under this Section 9 shall be permitted to elect not to receive such Option (in which case such person will receive nothing in lieu thereof) and may also revoke any previous election not to receive such Option at any time prior to the date on which such Option would, but for an election under this Subsection 9(d), be granted. In either case, the election or the revocation of the election will be effective only for Options under this Section 9 that otherwise were scheduled to be made after the date of the election.

     10. Change of Control. In the event of a Change of Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding (other than Options granted pursuant to Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan and held by Optionees at the time of a Change of Control shall become immediately exercisable in full. Any amendment to this Section 10 which diminishes the rights of Optionees, other than the acceleration of the expiration or termination date to a date no earlier than thirty (30) days after notice of such acceleration, shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

     A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders, ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13 (d) (3) or Section 14 (d) (2) of the Securities Exchange Act of 1934, as amended, other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding Shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when individuals who are Incumbent Directors (as defined below) cease to constitute a majority of the members of the Board of Directors ("Incumbent Directors" for this purpose being the members of the Board of Directors on the date of the adoption of the Plan, provided that any persons becoming a member of the Board of Directors subsequent to such date whose election or nomination for election was supported by two-thirds of the members of the Board of Directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director).

     11. Adjustments on Changes in Capitalization.

         (a) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding Options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.

         (b) Any adjustment under this Section 11 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

         (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     12. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of shares as to which Options may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter, by the unanimous consent in writing of the shareholders, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. In addition, the provisions of Section 9 that determine
(i) which directors shall be granted Options pursuant to Section 9; (ii) the amount of Shares subject to Options granted pursuant to Section 9; (iii) the price at which shares subject to Options granted pursuant to Section 9 may be purchased and (iv) the timing of grants of Options pursuant to Section 9 shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Grantee.

     13. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied,


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

on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

     14. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

     15. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.


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